U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 21, 2004

                           NEOMEDIA TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                      0-21743                   36-3680347
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     (State or Other            (Commission File Number)       (IRS Employer
Jurisdiction Incorporation)                                  Identification No.)

       2201 SECOND STREET, SUITE 402, FORT MYERS, FLORIDA            33901
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             (Address of Principal Executive Offices)              (Zip Code)

                                (239) - 337-3434
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 21, 2004, NeoMedia Technologies, Inc. ("NeoMedia") (OTCBB:NEOM) and BSD Software Inc. ("BSD") (OTCBB: BSDS) signed a definitive Agreement and Plan of Merger, the form of which is attached as Exhibit 16.1 hereto.

      BSD owns 90% of the outstanding shares of Triton Global Business Services, Inc., a provider of live and automated operator calling services and e-business support, including billing, clearinghouse and information management services, to companies in the telecommunications industry.

      BSD's shareholders will receive, for each share of BSD stock owned, NeoMedia stock equivalent to .07 divided by the volume-weighted average price of NeoMedia stock for the five days prior to the effective time of the merger.

      The agreement has been approved by holders of approximately 63% of BSD's outstanding shares and its Board. NeoMedia and BSD will next file a joint registration/information statement with the SEC for review.

      When the review is complete and the registration is approved, the exchange rate will be determined, a closing meeting will be held, and the acquisition and merger will be completed. Closing is subject to the terms and conditions outlined in the merger agreement, as well as regulatory approval of the merger and registration/information statement by the United States Securities and Exchange Commission.

      Prior to closing, the merger can be terminated by BSD if more than 5% of BSD's outstanding shares dissent to the merger. The merger can be terminated prior to closing by NeoMedia if, at the time of closing, BSD has: (i) less than $850,000 in assets, (ii) more than $5,000,000 in liabilities, or (iii) more than 35,000,000 shares of common stock outstanding. Either party can terminate the merger if the merger has not closed by March 31, 2005, which date may be extended by mutual consent of NeoMedia and BSD.

      NeoMedia's press release with respect to the signing of the Agreement and Plan of Merger is attached hereto as exhibit 16.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NeoMedia Technologies, Inc.
                                          (Registrant)

Date: December 21, 2004                By:/s/ Charles T.  Jensen
                                       -----------------------------------------
                                       Charles T. Jensen, President,
                                       Chief Executive Officer,
                                       Chief Operating Officer and Director

                                  EXHIBIT INDEX

 Exhibit       Document

  16.1 Form of Merger Agreement among NeoMedia Technologies, Inc., NeoMedia Telecom Services, Inc., and BSD Software, Inc.

  16.2         Press release dated December 21, 2004